AMERICAN EXPRESS
Financial Direct

Strategist Growth and Income Fund, Inc.

1996 Annual Report



Strategist Balanced Fund

Strategist Equity Income Fund

Strategist Total Return Fund

Strategist Equity Fund

Table of contents

From the portfolio managers...................................................1

Independent auditors' report..................................................9

Financial statements (Strategist Growth and Income Fund, Inc.)...............10

Notes to financial statements (Strategist Growth and Income Fund, Inc.)......16

Independent auditors' report (Balanced Portfolio)............................21

Financial statements (Balanced Portfolio)....................................22

Notes to financial statements (Balanced Portfolio)...........................25

Investments in securities (Balanced Portfolio)...............................30

Notes to investments in securities (Balanced Portfolio)......................44

Independent auditors' report (Equity Income Portfolio).......................46

Financial statements (Equity Income Portfolio)...............................47

Notes to financial statements (Equity Income Portfolio)......................50

Investments in securities (Equity Income Portfolio)..........................54

Notes to investments in securities (Equity Income Portfolio).................63

Independent auditors' report (Total Return Portfolio)........................64

Financial statements (Total Return Portfolio)................................65

Notes to financial statements (Total Return Portfolio).......................68

Investments in securities (Total Return Portfolio)...........................74

Notes to investments in securities (Total Return Portfolio).................107

Independent auditors' report (Equity Portfolio).............................109

Financial statements (Equity Portfolio).....................................110

Notes to financial statements (Equity Portfolio)............................113

Investments in securities (Equity Portfolio)................................118

Notes to investments in securities (Equity PortfoliO).......................129

Federal income tax information..............................................131

/TABLE

From the portfolio managers

Strategist Balanced Fund

(photo of Tom Medcalf)
Tom Medcalf
Portfolio Manager
(photo of Ed Labenski)
Ed Laberski
Portfolio Manager

During the past four-and-a-half month period, the first for Strategist Balanced Fund, we experienced periods of volatility for both the stock and bond markets. But in the end, stocks managed a slight gain while bonds were generally flat. This led to a modest return for the Fund from its inception in May through the end of the fiscal period, Sept. 30, 1996.

The most dramatic market development of the past few months occurred in July, when technology stocks suffered from a substantial. The fact did not greatly deter the performance of the Fund. Our stock investment philosophy tends to avoid high-flying stocks which are subject to abrupt price fluctuation. Rather, we focus on value stocks, that is, stocks of companies that appear to be underpriced relative to the market as a whole.

This group of stocks tends to provide more reliable performance through different market cycles, and that was the case during the July selloff. Our portfolio, while down slightly during this slump, performed far better than the S&P 500 stock index. By the end of the fiscal year stocks were back on their feet, and the portfolio enjoyed a rally, led by the banking, insurance and retailing sectors.

Since this Fund also attempts to provide a competitive yield, we keep a focus on finding stocks which pay a healthy dividend. In recent months, we added utility stocks and real estate investment trusts (REITS) to the portfolio. The Fund's high dividend component is another factor that helped to offset its exposure to potential market volatility.

The bond component, which makes up approximately one-third of the portfolio, suffered through a volatile period for interest rates. Long-term interest rates, which had dipped below 6% in January, rose above 7% by the summer. When bond yields rise, bond values decline. Therefore, the rising interest rate trend had a negative impact on the Fund. However, later in the summer, interest rates moderated and the bond component responded favorably. This helped the Fund bounce back late in the fiscal period.

The Portfolio's asset mix changed little in the past months.
Currently, about 60% is made up of stocks, a bit more than 30% in bonds and slightly less than 10% in cash reserves.

PAGE 4
The coming investment environment appears unpredictable at this time. We believe that our current asset mix and solid dividend yield will benefit shareholders during what could be a volatile period for investors.

/s/ Tom Medcalf
Tom Medcalf
/s/ Ed Labenski
Ed Labenski
PAGE 5
From the portfolio manager

Strategist Equity Income Fund

(Photo of Keith Tufte)

Strategist Equity Income Fund weathered a volatile summer and turned in a positive performance over the fiscal period dating back to the opening of the Fund in mid-May the Fund began operations on the heels of a strong bull market run. While the market suffered a sudden downturn in the summer, the Fund withstood the correction well and benefited from a recovery in August and September.

Strategist Equity Income Fund focuses on generating a competitive total return which includes a high dividend yield. Our stock selection focuses on relatively conservative companies which tend to generate a substantial dividend. While these stocks may not keep pace with a red-hot stock market, they can provide more consistent performance through the volatile periods.

That was the Fund's experience in the past few months. Of particular concern to many investors was a period in July, when the S&P 500 stock index declined by more than 4%. This drop was precipitated by a selloff of growth stocks. Since our portfolio usually avoids growth stocks, the Fund performed better than the market overall.

The Fund's strength came from a variety of market sectors, including pharmaceutical companies and banks. These are considered to be defensive stocks, which perform better than most during an economic slowdown. These holdings stood out during a period when investor speculation centered on fears of a recession. Some of our positions responded well when the market perceived a strengthening economy were our holdings in oil producers and automobile manufacturers.

Also helping Fund performance was a reduction among some of our holdings that had been a drag on the Fund's total return. This included foreign stocks, an area which lagged returns of the overall U.S. market.

I also trimmed the Portfolio's cash holdings, putting some of the money to work in stocks, which helped the Fund's returns, and some into bonds, which boosted the Fund's yield.

Although the stock market has reached record highs, it could become more vulnerable to negative news in the upcoming months. Given that, I'm comfortable that this Fund, with its broadly diversified approach and focus on defensive and higher-yielding stocks, is well positioned for such an environment. If stocks should continue to post strong gains, we expect shareholders of the Fund will also participate.

/s/ Keith Tufte

Keith Tufte

PAGE 6
From the portfolio manager

Strategist Total Return Fund

(photo of Steven Merrell)
Steven Merrell Portfolio Team Member

A rather volatile period in the domestic stock and bond markets and in foreign markets was mirrored in the performance of Strategist Total Return Fund in its first months of operation. Since its inception in mid-May, the Fund returned a bit more than 3%, reflecting the unevenness of markets over the fiscal period, ending on Sept. 30, 1996.

This portfolio, which uses an asset allocation approach to invest in a mix of securities, was dominated by stocks, both foreign and domestic, throughout the period. About half of the portfolio's assets were dedicated to domestic stocks. That meant a good portion of the portfolio performed consistently with the U.S. market, which went down dramatically in July before rebounding in the late summer and early fall. While our U.S. stock investments are concentrated in large, blue chip issues, the portfolio's particular emphasis has been on stocks of consumer, industrial, technology, and financial services companies.

Foreign stocks make up about a quarter of the portfolio. More established foreign markets such as Japan and the United Kingdom struggled in comparison to the U.S. market. However, we enjoyed positive returns from our investments in a number of "emerging" markets, such as Poland, Argentina, Mexico and Canada.

Another 20 percent of the portfolio is invested in bonds, primarily domestic issues. By spring, it was evident that investors in the bond market were increasingly fearful of a surge in the rate of inflation. Their anxiety drove up interest rates, which depressed bond prices. To offset the negative impact this would have on the Fund, I reduced the duration of the bond component of the portfolio. By doing so, I succeeded in limiting the impact of price swings on the Fund. While bonds struggled through much of the summer, they began to show improvement in September.

Although the four-and-a-half month period we have just completed can best be described as lackluster, I strongly believe the Fund's greatest potential will be derived from equity markets. Although some volatility may exist, it appears that both domestic and foreign stocks are positioned for performance that should surpass that of other types of investments in the market.

The Portfolio's asset allocation approach provides built-in diversification for shareholders. This investment style offers the potential to take advantage of opportunities across a broad range of markets while cushioning the effects of a downturn in any one.
I believe the portfolio's current positioning, with a strong mix of domestic and foreign stocks and bonds, leaves shareholders prepared for an approaching period of uncertainty int he markets.

/s/ Steven Merrell

Portfolio team member
PAGE 7
From the portfolio manager

Strategist Equity Fund

(photo of Richard Warden)
Richard Warden
Portfolio Manager

Strategist Equity Fund began operations in mid-May, just as the stock market was coming off a strong period of growth. That trend continued early into the summer until a rather dramatic drop in mid-July. However, stocks recovered from the temporary setback and then began an upward movement into fall.

The portfolio focuses primarily on domestic blue-chip stocks, so the direction of the U.S. stock market has a lot to do with the returns enjoyed by our shareholders. Our diversified position helps to cushion against potential downturns.

For instance, along with regular stock issues, the portfolio holds some convertible preferred stock and convertible bonds. These securities helped to provide a higher yield for shareholders. Dividend yield contributes to the Fund's total return, regardless of market trends.

Large, blue-chip stocks benefited the most from the positive turns in the market over the last few months. As evidenced by the continuing record pace of the S&P stock index, stocks of some of America's largest companies have been the most attractive. I moved to position the Portfolio to take advantage of this trend, and have increased the Portfolio's weighting in this group of large-capitalization stocks. More specifically, I am concentrating our equity holdings in the financial services, technology, and consumer-products areas.

Looking forward, I hope the market can continue to advance. I look to maintain a prudent, diversified approach with the goal of protecting shareholders from the potential of a market downturn that could seriously affect the largest positions in the Portfolio. I expect this defensive posture to protect shareholders from the prospect of a severe market correction, while still allowing shareholders the opportunity to participate in a continued bull market.

/s/ Richard H. Warden

Richard H. Warden

PAGE 9
Federal income tax information

The Funds are required by the Internal Revenue Code of 1986 to tell their shareholders about the tax treatment of the dividends they pay during their fiscal year. Dividends paid to you will be reported to you on a tax statement sent next January.

Strategist Balanced Fund
Fiscal year ended Sept. 30, 1996

Income distribution taxable as dividend income, 53.19% qualifying for deduction by corporations.

Payable date                              Per share
June 28, 1996                             $0.05993
Sept. 27, 1996                             0.08500
Total distributions                       $0.14493

Strategist Equity Income Fund
Fiscal year ended Sept. 30, 1996

Income distribution taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                               Per share
June 28, 1996                               $0.04189
Sept. 27, 1996                               0.07835
Total distributions                         $0.12024


Federal income tax information

The Funds are required by the Internal Revenue Code of 1986 to tell their shareholders about the tax treatment of the dividends they pay during their fiscal year. Dividends paid to you will be reported to you on a tax statement sent next January.

Strategist Total Return Fund
Fiscal year ended Sept. 30, 1996

Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                Per share
June 28, 1996                               $0.03800

Strategist Equity Fund
Fiscal year ended Sept. 30, 1996

Income distribution taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                                Per share
June 28, 1996                               $0.05674
Sept. 27, 1996                              $0.10000
Total distributions                         $0.15674

PAGE 10
American Express Service Corporation, Distributor